SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): June 12, 2008 (June 10, 2008)

ELEPHANT TALK COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands

     (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material modification to Rights of Security Holders.

On December 28, 2007, our board of directors approved a 1-for-25 reverse stock split (the “Reverse Split”) of our outstanding common stock, no par value per share (the “Common Stock”). The Reverse Split was duly approved by a majority of our stockholders on January 15, 2008.   Pursuant to the Reverse Split, every twenty-five (25) shares of our issued and outstanding Common Stock as presently classified were, as of the open of business on June 11, 2008, reclassified and combined into one (1) whole post-split share of our Common Stock. No fractional shares of our Common Stock will be issued in connection with the Reverse Split. Any fractional shares will be rounded up. There will not be a corresponding reduction in our authorized Common Stock. The Reverse Split was effected at the open of business on June 11, 2008 (the “Record Date”), and the post-split shares began trading on the OTC Bulletin Board at the opening of business on June 11, 2008 (the “Effective Date”), or at such time thereafter as trading occurs. The CUSIP number for the post Reverse Split stock is 286202 205. Our new symbol is ETAK.

Immediately upon affecting the Reverse Split, each shareholder’s percentage ownership interest in us and proportional voting power will remain virtually unchanged except for minor changes that will result from rounding fractional shares into whole shares. However, as more fully described in our Annual Report on Form 10-K, we are obligated to issue shares of our Common Stock to various parties. We intend to satisfy our obligations, as adjusted to reflect the Reverse Split, on the Effective Date. Upon these issuances our existing shareholders will experience substantial dilution in both their ownership interest and proportional voting power. The rights and privileges of the holders of our Common Stock will be substantially unaffected by the Reverse Split. All issued and outstanding options, warrants, and convertible securities will be appropriately adjusted for the Reverse Split.

In connection with the Reverse Split there is no requirement that shareholders obtain new or replacement stock certificates. The presently issued certificates shall be deemed for all purposes to represent the number of post-split shares that result from the Reverse Split. Each shareholder of record of shares of our Common Stock outstanding immediately prior to the Reverse Split may, but shall not be required to, contact our Transfer Agent to exchange the certificates originally representing such shareholder’s shares of pre-split Common Stock for new certificates representing the number of whole shares of post-split Common Stock into which the shares have been converted. There may be a fee for such new certificates. Otherwise, new certificates shall be issued upon any transfer of shares of Common Stock after the Reverse Split. The contact information for our transfer agent is:

SIGNATURE STOCK TRANSFER, INC.
2632 Coachlight Court
Plano, Texas  75093
Telephone 972.612.4120
Facsimile 972.612.4122
Email - signaturestocktransfer@msn.com

Item 5.03 Amendments to Articles of Incorporation

In connection with the Reverse Split described in Item 3.03 of this Current Report and as more fully described in our proxy statement on Schedule 14A, filed with Securities and Exchange Commission on December 28, 2007, we filed our Amended and Restated Articles of Incorporation on June 10, 2008 with the Secretary of the State of California. A copy of the Amended and Restated Articles of Incorporation is attached to this Form 8-K as Exhibit 3.5.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description

3.5	Amended and Restated Articles of Incorporation, filed with the State of California on June 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS INC.

By:	/s/ Willem Ackermans
Willem Ackermans
Chief Financial Officer

Dated: June 12, 2008